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                                                                    EXHIBIT 10.R

                                                               November 27, 2002

J.P. MORGAN SECURITIES INC.      GOLDMAN SACHS CREDIT          UBS AG, STAMFORD           WACHOVIA BANK, NATIONAL
JPMORGAN CHASE BANK              PARTNERS L.P.                 BRANCH                     ASSOCIATION
270 Park Avenue                  85 Broad Street               677 Washington Blvd        301 S. College St.
New York, NY                     New York, NY                  Stamford, CT               Charlotte, NC
10017                            10004                         06901                      28288

                               EPN Senior Secured
                              Acquisition Term Loan
                       Securities Demand Letter Agreement

El Paso Energy Partners, L.P.
El Paso Energy Partners Finance Corporation
4 Greenway Plaza, Suite 652
Houston, TX  77046

Attention: Mr. Keith Forman

Ladies and Gentlemen:

                  Reference is made to the Senior Secured Acquisition Term Loan Credit Agreement dated as of November 27, 2002 (the "Credit Agreement"), by and among El Paso Energy Partners, L.P. (the "Borrower"), El Paso Energy Partners Finance Corporation (the "Co-Borrower"), the lenders and financial institutions party thereto (the "Lenders"), Goldman Sachs Credit Partners L.P., as documentation agent, UBS Warburg LLC and Wachovia Bank, National Association, as co-syndication agents, and JPMorgan Chase Bank, as administrative agent. Capitalized terms not defined herein are used with the meanings assigned to them in the Credit Agreement. This letter agreement is the "Securities Demand Letter Agreement" referred to in Section 4.15 of the Credit Agreement. It is a condition precedent to the funding of the Loans under the Credit Agreement that the Borrower execute and deliver this Securities Demand Letter Agreement.

                  Reference is also made to that certain engagement letter dated as of November 22, 2002 by and among the Borrower, J.P. Morgan Securities Inc., Goldman, Sachs & Co., UBS Warburg LLC and Wachovia Securities, Inc. pursuant to which the Borrower has engaged the other parties thereto (collectively, the "Investment Bank") to publicly sell or privately place an amount to be determined by the Borrower but not less than $437,500,000 aggregate principal amount of debt securities (which may include cash pay or non-cash pay securities, senior or senior subordinated securities, discount issue securities or a combination of any of the foregoing) (the "Securities") of the Borrower or any of its Subsidiaries.

                  In connection with the Acquisition and the Transaction, a portion of the Securities in a face amount equal to $200,000,000 were issued as the Senior Subordinated Notes comprising the Acquisition Offering, the net proceeds of which were used to provide funds for

El Paso Energy Partners, L.P.                                  November 27, 2002
Page 2

the consummation of the Transaction on the Closing Date. The Borrower hereby agrees, for the benefit of the Lenders, to take any and every action reasonably necessary or desirable specified upon written notice to the Borrower from the Investment Bank so that the Investment Bank can, as soon as practicable after the Closing Date, publicly sell or privately place, in one or more offerings or placements, the remaining Securities, the net proceeds of which shall be used to prepay the Loans pursuant to the terms of Section 4.1(b) of the Credit Agreement.

                  In any event, upon written notice by JPMorgan and any other Initial Lender (that is a Lender at such time) delivered to the Investment Bank and the subsequent written demand by the Investment Bank (a "Securities Demand") to the Borrower (a) at any time following the date that is six months after the Closing Date and from time to time thereafter if all of the Loans have not been repaid in full, the Borrower (and the Co-Borrower) will cause the issuance and sale of Securities in an amount equal to not less than 50% of the outstanding balance of the Loans at the time of such Securities Demand upon such terms and conditions as may specified by the Investment Bank in the applicable Securities Demand and (b) at any time following the date that is the anniversary of the Closing Date and from time to time thereafter if all of the Loans have not been repaid in full, the Borrower (and the Co-Borrower) will cause the issuance and sale of Securities in an amount equal to not less than the remaining outstanding balance of the Loans at the time of such Securities Demand upon such terms and conditions as may specified by the Investment Bank in the applicable Securities Demand; provided, however, that in each case of clauses (a) and (b) above (i)
the interest rate (whether floating or fixed) shall be determined by the Investment Bank in light of the then-prevailing market conditions for comparable securities but in no event shall the effective yield on such Securities exceed the greater of (A) 13% per annum and (B) on the day of pricing of such Securities, the "Yield to Worst" on the Borrower's 8-1/2% Senior Subordinated Notes due 2011 plus 1.5% per annum; (ii) the Investment Bank, in its reasonable discretion after consultation with the Borrower, shall determine whether the Securities shall be issued through a public offering or a private placement;
(iii) the maturity of any Securities shall not be earlier than six months after the final maturity of the Initial Term Loans (as such term is defined in the EPN Credit Agreement); (iv) the Securities will be issued pursuant to an indenture or indentures, which shall contain such terms, conditions and covenants as are typical and customary for similar financings and as the Investment Bank, the Borrower and the Administrative Agent shall reasonably determine to be satisfactory in all respects, including, without limitation, one of the Borrower's then existing Senior Subordinated Notes Indentures; (v) all other arrangements with respect to the Securities issued pursuant to a Securities Demand made under this Securities Demand Letter Agreement as the Investment Bank shall reasonably determine to be satisfactory in light of the then prevailing market conditions; (vi) the Net Proceeds of such issuance and sale of Securities shall be applied as a prepayment to the Loans pursuant to the terms of Section 4.1(b) of the Credit Agreement; (vii) the issuance and sale of Securities pursuant to a Securities Demand or pursuant to the previous paragraph shall not cause a Default or Event of Default; and provided further, that the Borrower shall take any and every action reasonably necessary or desirable so that the issuance and sale of Securities pursuant to a Securities Demand or pursuant to the previous paragraph shall not cause a Default or Event of Default; and (viii) upon the request of the Borrower, the Investment Bank or the Administrative Agent, as applicable, shall promptly notify the Borrower of any matters that are required to be determined by the Investment Bank or the Administrative Agent pursuant to this paragraph. The Investment Bank is hereby authorized to rely on the provisions of this Securities
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El Paso Energy Partners, L.P.                                  November 27, 2002
Page 3

Demand Letter Agreement in connection with any written notice received from JPMorgan and any other Initial Lender as described above.

                  It is understood and agreed that this Securities Demand Letter Agreement shall not constitute or give rise to any obligation to provide any financing to the Borrower, the Co-Borrower or any Subsidiary of the Borrower; such an obligation will arise only to the extent provided in the Credit Agreement or a separate commitment letter if accepted in accordance with its terms. This Securities Demand Letter Agreement may not be amended or waived except by any instrument in writing signed by the Initial Lenders, the Borrower and the Co-Borrower, and if any such amendment or waiver shall affect the rights or obligations of the Investment Bank, then by the Investment Bank. This Securities Demand Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Securities Demand Letter Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Securities Demand Letter Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  The Borrower and the Co-Borrower agree that this Securities Demand Letter Agreement and its contents are subject to the confidentiality provisions of the Credit Agreement. The Initial Lenders and the Investment Bank exercising the rights regarding the Securities Demand as contained herein shall be indemnified to the extent of the indemnification provisions set forth in the engagement letter identified in the second paragraph of this Securities Demand Letter Agreement.

                            [Signature Pages Follow]

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El Paso Energy Partners, L.P.                                  November 27, 2002
Page 4

         Please confirm that the foregoing sets forth the mutual understanding of the Borrower, the Co-Borrower and the Initial Lenders by signing and returning to us an executed counterpart of this Securities Demand Letter Agreement.

                              Very truly yours,

                              JPMORGAN CHASE BANK

                              By:     /s/ Peter M. Ling
                                  ---------------------------------------------
                                  Name:   Peter M. Ling
                                  Title:  Vice President

                              GOLDMAN SACHS CREDIT PARTNERS L.P.

                              By:     /s/ [Signature Illegible]
                                  ---------------------------------------------
                                  Authorized Signatory

                              UBS AG, STAMFORD BRANCH

                              By:     /s/ David A. Juge
                                  ---------------------------------------------
                                  Name:   David A. Juge
                                  Title:  Managing Director

                              By:     /s/ C. J. Rinaldi
                                  ---------------------------------------------
                                  Name:   C. J. Rinaldi
                                  Title:  Director
                                          Region Americas Legal

                              WACHOVIA BANK, NATIONAL
                              ASSOCIATION

                              By:     /s/ Paul N. Riddle
                                  ---------------------------------------------
                                  Name:   Paul N. Riddle
                                  Title:  Managing Director

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El Paso Energy Partners, L.P.                                  November 27, 2002
Page 5

Accepted and agreed to as of
the date first above written:

EL PASO ENERGY PARTNERS, L.P.

By:     /s/ D. Mark Leland
   ---------------------------------------------
    Name:   D. Mark Leland
    Title:  Senior Vice President and Controller

EL PASO ENERGY PARTNERS FINANCE CORPORATION

By:     /s/ D. Mark Leland
   ---------------------------------------------
    Name:   D. Mark Leland
    Title:  Senior Vice President and Controller

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El Paso Energy Partners, L.P.                                  November 27, 2002
Page 6

Acknowledged and agreed to as of
the date first above written:

JPMORGAN CHASE BANK,
as Administrative Agent

By:    /s/ Peter M. Ling
   ------------------------------
    Name:  Peter M. Ling
    Title: Vice President

Each of the undersigned, hereby acknowledges the contents of the Securities Demand Letter Agreement set forth above and agrees to deliver the Securities Demand described therein upon written notice from JPMorgan and any other Initial Lender making such a request; provided that the engagement letter, to which it is a party with the Borrower, relating to the Securities has not been terminated pursuant to its terms.

Dated: November 27, 2002

                              J.P. MORGAN SECURITIES INC.

                              By: /s/ Tod C. Benton
                                  ------------------------------------------
                              Name:   Tod C. Benton
                              Title:  Managing Director

                              By: /s/ Goldman, Sachs & Co.
                                  ------------------------------------------
                                           (GOLDMAN, SACHS & CO.)

                              UBS WARBURG LLC

                              By: /s/ David A. Juge
                                  ------------------------------------------
                              Name:   David A. Juge
                              Title:  Managing Director

                              By: /s/ C. J. Rinaldi
                                  ------------------------------------------
                              Name:   C. J. Rinaldi
                              Title:  Director
                                      Region Americas Legal

                              WACHOVIA SECURITIES, INC.

                              By: /s/ Paul N. Riddle
                                  ------------------------------------------
                              Name:   Paul N. Riddle
                              Title:  Managing Director